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                            WFMBS MORTGAGE LOAN POOL
             20-YEAR THROUGH 30-YEAR 3/1, 5/1 & 7/1 INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-34
                            POOL PROFILE (12/5/2001)

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
                                           --------------- ---------------- ---------------- ----------------  --------------------
                                              AGGREGATE        3/1 POOL         5/1 POOL         7/1 POOL            TOLERANCE
                                           --------------- ---------------- ---------------- ----------------  --------------------
AGGREGATE PRINCIPAL BALANCE                   $402,046,346      $80,676,967     $200,779,480     $120,589,899           (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                         1-Dec-01         1-Dec-01         1-Dec-01         1-Dec-01                  N/A
INTEREST RATE RANGE                        4.125% - 7.375%  4.125% - 7.000%  4.375% - 7.375%  5.250% - 7.000%                  N/A
GROSS WAC                                            6.42%            6.15%            6.50%            6.45%         (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                        25 bps           25 bps           25 bps           25 bps
MASTER SERVICING FEE                                 0 bps            0 bps            0 bps            0 bps
WAM (in months)                                        359              359              359              360        (+/- 2 months)

WALTV                                                  65%              64%              64%              66%         (maximum +3%)

CALIFORNIA %                                           68%              71%              75%              54%         (maximum +3%)
SINGLE LARGEST ZIP CODE CONCENTRATION                   2%               6%               2%               3%        (maximum  +2%)

AVERAGE LOAN BALANCE                              $483,229         $486,006         $484,975         $478,531    (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                 $1,400,000       $1,000,000       $1,000,000       $1,400,000  (maximum $1,500,000)

CASH-OUT REFINANCE %                                   16%              12%              16%              18%        (maximum  +3%)

PRIMARY RESIDENCE %                                    99%              98%              99%              99%         (minimum -3%)

SINGLE-FAMILY DETACHED %                               92%              96%              91%              92%         (minimum -3%)

FULL DOCUMENTATION %                                   77%              75%              80%              73%         (minimum -3%)

WEIGHTED AVG FICO                                      727              723              727              730          (minimum -5)

UNINSURED > 80% LTV %                                   0%               0%               0%               0%         (maximum +2%)

RELOCATION %                                            7%               3%               4%              16%         (minimum -3%)

WEIGHTED AVG GROSS MARGIN                           2.749%           2.750%           2.749%           2.750%         (+ / - 5 bps)

WEIGHTED AVG LIFETIME CAP                          12.385%          13.000%          11.501%          11.453%         (+ / - 5 bps)

WEIGHTED AVG MONTHS TO 1ST ADJUSTMENT DATE              62               35               59               84      (+ / - 2 months)

INTEREST ONLY %                                         6%               0%               7%               8%        (maximum  +3%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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

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                            WFMBS MORTGAGE LOAN POOL
             20-YEAR THROUGH 30-YEAR 3/1, 5/1 & 7/1 INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-34
                               PRICING INFORMATION
                            POOL PROFILE (12/5/2001)
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
COLLATERAL
                                                       All Mortgage Loans will Index off the One-Year CMT.
                                                 None of the Mortgage Loans have a convertibility feature.
         Each Mortgage Loan in the 3/1 Pool has a 2% Initial Rate Cap & 2% for each Adjustment thereafter.
                                            Each Mortgage Loan in the 3/1 Pool has a 6% Lifetime Rate Cap.
  Each Mortgage Loan in the 5/1 & 7/1 Pools has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                     Each Mortgage Loan in the 5/1 & 7/1 Pools has a 5% Lifetime Rate Cap.


DUE DILIGENCE                                                         Drops from DD to be handled through
                                                             substitution (if available) after settlement

RATING AGENCIES                                                                        TBD by Wells Fargo

PASS THRU RATE                                                                            Net WAC by Pool

STRUCTURE                                                                    3 POOL CROSS-COLLATERALIZED,
                                                                              TO CONFORM TO WFMBS 2001-25
                                             (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                                           7-Dec-01              10:00 AM

PRICING DATE                                                                                    06-Dec-01

SETTLEMENT DATE                                                                                 21-Dec-01

ASSUMED SUB LEVELS                                                            Rating Agency                AGG Level
                                                              AAA              Moody's/S&P                   3.00%
                                                               AA                  S&P                       1.50%
                                                                A                  S&P                       0.95%
                                                              BBB                  S&P                       0.50%
                                                               BB                  S&P                       0.35%
                                                                B                  S&P                       0.20%


*     SHOULD MOODY'S PROVIDE A AAA RATING ON THE TRANSACTION, PLEASE NOTE, THE
      ------------------------------------------------------------------------
      RESIDUAL CLASS WILL NOT BE RATED.
      ---------------------------------

*     THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
      ----------------------------------------------




WFMBS CONTACTS                                      Brad Davis (301) 846-8009
                                                    Lori Maller (301) 846-8185


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

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                            WFASC DENOMINATION POLICY
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
-------------------------------------------------------------------------------------------------------------------------------
TYPE AND DESCRIPTION OF CERTIFICATES                                               MINIMUM        PHYSICAL        BOOK ENTRY
                                                                                DENOMINATION    CERTIFICATES     CERTIFICATES
                                                                                   (1)(4)
-------------------------------------------------------------------------------------------------------------------------------
      CLASS A

      PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex         $25,000         Allowed         Allowed
      components (subject to reasonable prepayment support)

      Companion classes for PAC, TAC, Scheduled Classes                           $100,000         Allowed         Allowed

      Inverse Floater, PO, Subclasses of the Class A that provide credit          $100,000        Standard       Upon Request
      protection to the Class A, Complex multi-component certificates

      Notional and Nominal Face IO                                                   (2)          Standard       Upon Request

      Residual Certificates                                                          (3)          Required       Not Allowed

      All other types of Class A Certificates                                        (5)             (5)             (5)

      CLASS B (Investment Grade)                                                  $100,000         Allowed         Allowed

      CLASS B (Non-Investment Grade)                                              $250,000        Required       Not Allowed

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
(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticat

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.